UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      -----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                      -----------------------------------


       Date of Report (Date of earliest event reported):  October 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-4H)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82146-01                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-4H (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On October 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
------------------------------------------------------------------------------

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 29, 2002        By:   /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2002

                                       -5-

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


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       250,321,000.00   219,454,009.55 10,404,527.95   1,234,186.78     11,638,714.73      0.00         0.00      209,049,481.60
AP1          574,016.00       559,406.19      9,065.63           0.00          9,065.63      0.00         0.00          550,340.56
A2        29,245,000.00    21,491,409.53    651,598.19     120,889.18        772,487.37      0.00         0.00       20,839,811.34
AP2           99,562.00        11,863.72         10.88           0.00             10.88      0.00         0.00           11,852.84
B1         2,897,000.00     2,881,402.63      2,301.89      16,204.75         18,506.64      0.00         0.00        2,879,100.74
B2         2,462,000.00     2,448,744.66      1,956.25      13,771.52         15,727.77      0.00         0.00        2,446,788.41
B3         2,028,000.00     2,017,081.31      1,611.41      11,343.88         12,955.29      0.00         0.00        2,015,469.90
B4           579,000.00       575,882.68        460.06       3,238.71          3,698.77      0.00         0.00          575,422.62
B5           434,000.00       431,663.35        344.85       2,427.64          2,772.49      0.00         0.00          431,318.50
B6         1,014,435.00     1,008,974.01        806.05       5,674.38          6,480.43      0.00         0.00        1,008,167.96
R                100.00             0.00          0.00         156.89            156.89      0.00         0.00                0.00
TOTALS   289,654,113.00   250,880,437.63 11,072,683.16   1,407,893.73     12,480,576.89      0.00         0.00      239,807,754.47

AX1       22,409,360.00    19,072,246.75          0.00     107,260.36        107,260.36      0.00         0.00       18,020,718.01
AX2        2,765,714.00     1,941,388.54          0.00      10,920.31         10,920.31      0.00         0.00        1,876,129.47
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      86358RWY9       876.69036777   41.56474267       4.93041647      46.49515914    835.12562510    A1        6.750000 %
AP1     86358RWZ6       974.54807880   15.79334026       0.00000000      15.79334026    958.75473854    AP1       0.000000 %
A2      86358RXB8       734.87466336   22.28066986       4.13367003      26.41433989    712.59399350    A2        6.750000 %
AP2     86358RXC6       119.15911693    0.10927864       0.00000000       0.10927864    119.04983829    AP2       0.000000 %
B1      86358RXE2       994.61602692    0.79457715       5.59363134       6.38820849    993.82144978    B1        6.750000 %
B2      86358RXF9       994.61602762    0.79457758       5.59363119       6.38820877    993.82145004    B2        6.750000 %
B3      86358RXG7       994.61603057    0.79458087       5.59362919       6.38821006    993.82144970    B3        6.750000 %
B4      N/A             994.61602763    0.79457686       5.59362694       6.38820380    993.82145078    B4        6.750000 %
B5      N/A             994.61601382    0.79458525       5.59364055       6.38822581    993.82142857    B5        6.750000 %
B6      N/A             994.61671768    0.79458023       5.59363587       6.38821610    993.82213745    B6        6.750000 %
R       86358RXH5         0.00000000    0.00000000   1,568.90000000   1,568.90000000      0.00000000    R         6.750000 %
TOTALS                  866.13801210   38.22726025       4.86060327      43.08786352    827.91075185

AX1     86358RXA0       851.08395554    0.00000000       4.78640889       4.78640889    804.16031560    AX1       6.750000 %
AX2     86358RXD4       701.94840826    0.00000000       3.94845960       3.94845960    678.35266770    AX2       6.750000 %

--------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                                       -6-





     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2002

Total Scheduled Principal Amounts                200,559.54
Group 1 Scheduled Principal Amounts              182,881.74
Group 2 Scheduled Principal Amounts              17,677.80

Total Unscheduled Principal Amounts              10,872,123.62
Group 1 Unscheduled Principal Amounts            10,237,421.14
Group 2 Unscheduled Principal Amounts            634,702.48

Total Net Liquidation Proceeds                          0.00
Group 1 Net Liquidation Proceeds                        0.00
Group 2 Net Liquidation Proceeds                        0.00

Total Insurance Proceeds                                0.00
Group 1 Insurance Proceeds                              0.00
Group 2 Insurance Proceeds                              0.00

Aggregate  Advances                                     0.00
Group 1  Aggregate  Advances                            0.00
Group 2 Aggregate  Advances                             0.00

Aggregate Ending Principal Balance                      239,807,754.48
Group 1 Aggregate Ending Principal Balance              217,976,864.69
Group 2 Aggregate  Ending Principal Balance             21,831,889.79

 Aggregate Non-Po Ending Principal Balance              239,245,561.08
Group 1 Non-Po Aggregate Ending Principal Balance       217,425,524.28
Group 2 Non-Po Aggregate  Ending Principal Balance      21,820,037.38

Current Period Realized Losses                          0.00
Group 1 Current Period Realized Losses                  0.00
Group 2 Current Period Realized Losses                  0.00

Fraud Loss Limit                                        5,793,082.00
Bankruptcy Loss Loss Limit                              173,725.00
Special Hazard Loss Loss Limit                          2,896,541.00

Bankruptcy Losses                                       0.00
Group 1 Bankruptcy Losses                               0.00
Group 2 Bankruptcy Losses                               0.00

Fraud Losses                                            0.00
Group 1 Fraud Losses                                    0.00
Group 2 Fraud Losses                                    0.00

Special Hazard Losses                                   0.00
Group 1 Special Hazard Losses                           0.00
Group 2 Special Hazard Losses                           0.00

Servicing Fees                                          93,720.58
Master Servicing Fee (including Retained Interest)       0.00
Trustee Fees                                            731.73

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2002

Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance            Percentage
1 Month                19                      2,439,121.46                  1.12 %
2 Month                3                         260,212.52                  0.12 %
3 Month                6                         728,626.22                  0.33 %
Total                  28                      3,427,960.20                  1.57 %


 Group 2
--------------------
Category              Number       Principal Balance            Percentage
1 Month                1                         370,438.15                  1.70 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
 Total                 1                         370,438.15                  1.70 %

 Group 3
--------------------
Category              Number       Principal Balance            Percentage
1 Month                20                      2,809,559.61                  1.17 %
2 Month                3                         260,212.52                  0.11 %
3 Month                6                         728,626.22                  0.30 %
 Total                 29                      3,798,398.35                  1.58 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure


 Group 1
------------------
         Number           Principal Balance           Percentage
            2                   177,191.48                 0.08 %

 Group 2
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

Group Totals
------------------
         Number           Principal Balance           Percentage
          2                    177,191.48                 0.07 %



Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           2                167,912.19                 0.08 %

 Group 2
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %
Group Totals
------------------
         Number           Principal Balance           Percentage
           2                167,912.19                 0.07 %

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2002


Aggregate Outstanding Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00

Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Relief Act Interest Shortfalls

Class A1 Relief Act Interest Shortfall          242.02
Class A2 Relief Act Interest Shortfall            0.00
Class AX1 Relief Act Interest Shortfall          21.03
Class AX2 Relief Act Interest Shortfall           0.00
Class B1 Relief Act Interest Shortfall            3.14
Class B2 Relief Act Interest Shortfall            2.67
Class B3 Relief Act Interest Shortfall            2.20
Class B4 Relief Act Interest Shortfall            0.63
Class B5 Relief Act Interest Shortfall            0.47
Class B6 Relief Act Interest Shortfall            1.10
Class R Relief Act Interest Shortfall             0.00
Total Relief Act Interest Shortfall             273.25




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